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                                 EXHIBIT 23.1B

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed S-8 Registration Statement File No. 33-76257.


Chicago, Illinois
September 24, 1999



                                         /S/   ARTHUR ANDERSEN LLP